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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                CURRENT REPORT ON FORM 8-K DATED JANUARY 21, 1997
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 1997


                                Rock-Tenn Company
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             (Exact name of registrant as specified in its charter)


         Georgia                   0-23340                        62-0342590
------------------------   ------------------------    ---------------------------------
(State of incorporation)   (Commission File Number)    (IRS Employer Identification No.)


             504 Thrasher Street                                    30071
              Norcross, Georgia                                  ------------
----------------------------------------                          (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (770) 448-2193


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          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The following audited financial statements and notes thereto of Waldorf Corporation, together with a manually signed independent auditors' report thereon, are included in Exhibit 99.2:

                  (i)      Independent Auditors' Report;
                  (ii)     Balance Sheets as of June 30, 1996 and 1995;
                  (iii) Statements of Income for the years ended June 30, 1996, 1995 and 1994; (iv) Statements of Stockholders' Equity (Deficit) for the years ended June 30, 1996, 1995 and 1994;
                  (v) Statements of Cash Flows for the years ended June 30, 1996, 1995 and 1994; and
                  (vi)     Notes to Financial Statements.

                  The following unaudited financial statements and notes thereto of Waldorf Corporation are also included in Exhibit 99.2:

                  (i)      Balance Sheet as of September 30, 1996;
                  (ii) Statements of Income for the three months ended September 30, 1996 and 1995;
                  (iii) Statement of Stockholders' Equity (Deficit) for the three months ended September 30, 1996;
                  (iv) Statements of Cash flows for the three months ended September 30, 1996 and 1995; and
                  (v)      Notes to Financial Statements.

         (b)      Pro Forma Financial Information.

                  The unaudited Pro Forma Combined Consolidated Financial Statements of Rock-Tenn Company for the year ended September 30, 1996 and as of and for the three months ended December 31, 1996, and the notes thereto, are included in Exhibit 99.3.

         (c)      Exhibits.

                  2.1* Stock Purchase Agreement by and among Rock-Tenn Company and the Shareholders of Wabash Corporation dated January 21, 1997. The Exhibits and Schedules which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement are hereby incorporated by reference. Such Exhibits and Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

                  4.1* Credit Agreement dated as of January 21, 1997 among Rock-Tenn Company, the Lenders named therein and SunTrust Bank, Atlanta, as Agent.

                  23.1     Consent of Price Waterhouse LLP.

                  99.1* Text of Press Release of Rock-Tenn Company, dated December 20, 1996.

                  99.2 Financial Statements of Waldorf Corporation, as described in Item 7(a) of this Form 8-K.

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                  99.3*    Unaudited Pro Forma Combined Consolidated Financial
                           Statements of Rock-Tenn Company, as described in Item 7(b) of this Form 8-K.

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*Previously filed.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 12, 1997                      ROCK-TENN COMPANY



                                             By: /s/ David C. Nicholson
                                                 ----------------------
                                                   David C. Nicholson
                                                   Senior Vice President, Chief
                                                   Financial Officer, Secretary






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                                  EXHIBIT INDEX

Exhibit                                                                                 Sequentially
   No.                                      Exhibit                                     Numbered Page
   ---                                      -------                                     -------------
  2.1*                   Stock Purchase Agreement by and
                         among Rock-Tenn Company and
                         the Shareholders of Wabash
                         Corporation dated January 21, 1997

  4.1*                   Credit Agreement dated as of
                         January 21, 1997 among Rock-Tenn
                         Company, the Lenders named
                         therein and SunTrust Bank, Atlanta,
                         as Agent

  23.1                   Consent of Price Waterhouse LLP

  99.1*                  Text of Press Release of Rock-Tenn
                         Company, dated December 20,
                         1996 (Incorporated by reference to
                         the Company's Current Report on
                         Form 8-K dated December 20,
                         1996)

  99.2                   Financial Statements of Waldorf
                         Corporation

  99.3*                  Unaudited Pro Forma Combined
                         Consolidated Financial Statements
                         of Rock-Tenn Company


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*Previously filed.

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